Exhibit 99.1
Case 09-35582-bjh11     Doc 482     Filed 04/12/11     Entered 04/12/11     14:47:46     Desc
Main Document     Page 1 of 13

CASE NAME: Guaranty Financial Group Inc.	ACCRUAL BASIS

CASE NUMBER: 09-35582

JUDGE: Judge Houser
UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF TEXAS
DALLAS      DIVISION
MONTHLY OPERATING REPORT
MONTH ENDING: March 31, 2011
IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS — 1 THROUGH ACCRUAL BASIS — 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ Dennis S. Faulkner	Chief Restructuring Officer

Original Signature of Responsible Party	Title

Dennis S. Faulkner	04/11/11

Printed Name of Responsible Party	Date

PREPARER:

/s/ Jason A. Rae	Accountant

Original Signature of Preparer	Title

Jason A. Rae	04/11/11

Printed Name of Preparer	Date

Case 09-35582-bjh11      Doc 482     Filed 04/12/11     Entered 04/12/11     14:47:46     Desc
Main Document     Page 2 of 13

CASE NAME: Guaranty Financial Group Inc.	ACCRUAL BASIS — 1

CASE NUMBER: 09-35582

COMPARATIVE BALANCE SHEET	(SEE GENERAL FOOTNOTE)

	AMENDED
	SCHEDULED	MONTH	MONTH	MONTH
ASSETS	AMOUNT	Jan-11	Feb-11	Mar-11
1. Unrestricted Cash	11,143,730	9,766,427	9,739,888	9,703,842
2. Restricted Cash		1,220,880	1,220,880	1,220,880

3. Total Cash	11,143,730	10,987,306	10,960,768	10,924,722

4. Accounts Receivable (Net)
5. Inventory
6. Notes Receivable
7. Prepaid Expenses	673,704	323,660	323,660	323,660
8. Other (Attach List)	880,141	3,107,731	3,107,731	3,109,409

9. Total Current Assets	12,697,575	14,418,697	14,392,159	14,357,791

10. Property, Plant & Equipment
11. Less: Accumulated Depreciation/Depletion
12. Net Property, Plant & Equipment
13. Due From Insiders
14. Other Assets — Net of Amortization (Attach List)
15. Other (Attach List)

16. Total Assets	12,697,575	14,418,697	14,392,159	14,357,791

POST PETITION LIABILITIES
17. Accounts Payable		200	200
18. Taxes Payable
19. Notes Payable
20. Professional Fees		227,194	465,017	521,465
21. Secured Debt
22. Other (Attach List)

23. Total Post Petition Liabilities		227,394	465,217	521,465

PRE PETITION LIABILITIES
24. Secured Debt
25. Priority Debt	84,031	84,031	84,031	84,031
26. Unsecured Debt	328,632,433	328,632,433	328,632,433	328,632,433
27. Other (Attach List)
28. Total Pre Petition Liabilities	328,716,464	328,716,464	328,716,464	328,716,464

29. Total Liabilities	328,716,464	328,943,858	329,181,680	329,237,929

EQUITY
30. Pre Petition Owners’ Equity		(316,018,889)	(316,018,889)	(316,018,889)
31. Post Petition Cumulative Profit Or (Loss)		(1,161,936)	(1,426,297)	(1,516,913.19)
32. Direct Charges To Equity		2,655,664	2,655,664	2,655,664
33. Total Equity		(314,525,161)	(314,789,522)	(314,880,138)

34. Total Liabilities and Equity		14,418,697	14,392,159	14,357,791

This form _X__ does ___ does not have related footnotes on Footnotes Supplement.

Case 09-35582-bjh11      Doc 482     Filed 04/12/11     Entered 04/12/11     14:47:46     Desc
Main Document     Page 3 of 13

CASE NAME: Guaranty Financial Group Inc.	SUPPLEMENT TO

CASE NUMBER: 09-35582	ACCRUAL BASIS — 1

COMPARATIVE BALANCE SHEET	(SEE GENERAL FOOTNOTE)

	SCHEDULED	MONTH	MONTH	MONTH
ASSETS	AMOUNT	Jan-11	Feb-11	Mar-11
A. 2008 Federal IncomeTax Refund	880,141	876,067	876,067	876,067
B. 2008 California Tax Refund		2,231,664	2,231,664	2,231,664
C. Due from Debtors-GGC, GGV & GHI				1,679
D.
E.

TOTAL OTHER ASSETS — LINE 8	880,141	3,107,731	3,107,731	3,109,409

A.
B.
C.
D.
E.

TOTAL OTHER ASSETS NET OF AMORTIZATION — LINE 14

A. Shares of Guaranty Financial Group	Unknown
B. Shares of Guaranty Group Capital, Inc.	Unknown
C. Shares of Guaranty Group Ventures, Inc.	Unknown
D. Shares of Guaranty Bank (Preferred)	Unknown
E. Shares of Master Trust (Common)	Unknown
F. Guaranty Holdings Inc I (Subsidiary)	Unknown

TOTAL OTHER ASSETS — LINE 15

POST PETITION LIABILITIES
A.
B.
C.
D.
E.

TOTAL OTHER POST PETITION LIABILITIES — LINE 22

PRE PETITION LIABILITIES
A.
B.
C.
D.
E.

TOTAL OTHER PRE PETITION LIABILITIES — LINE 27

Case 09-35582-bjh11     Doc 482     Filed 04/12/11     Entered 04/12/11 14:47:46     Desc
Main Document     Page 4 of 13

CASE NAME: Guaranty Financial Group Inc.	ACCRUAL BASIS — 2

CASE NUMBER: 09-35582

INCOME STATEMENT	(SEE GENERAL FOOTNOTE)

	MONTH	MONTH	MONTH	QUARTER
REVENUES	Jan-11	Feb-11	Mar-11	TOTAL
1. Gross Revenues
2. Less: Returns & Discounts
3. Net Revenue

COST OF GOODS SOLD
4. Material
5. Direct Labor
6. Direct Overhead

7. Total Cost Of Goods Sold

8. Gross Profit

OPERATING EXPENSES
9. Officer / Insider Compensation
10. Selling & Marketing
11. General & Administrative	15,217	27,301	34,168	76,687
12. Rent & Lease
13. Other (Attach List)

14. Total Operating Expenses	15,217	27,301	34,168	76,687

15. Income Before Non-Operating Income & Expense	(15,217)	(27,301)	(34,168)	(76,687)

OTHER INCOME & EXPENSES
16. Non-Operating Income (Att List)	259	763	0	1,022
17. Non-Operating Expense (Att List)
18. Interest Expense
19. Depreciation / Depletion
20. Amortization
21. Other (Attach List)
22. Net Other Income & Expenses	259	763	0	1,022

REORGANIZATION EXPENSES
23. Professional Fees	39,050	237,823	56,449	333,321
24. U.S. Trustee Fees	4,875			4,875
25. Other (Attach List)

26. Total Reorganization Expenses	43,925	237,823	56,449	338,196

27. Income Tax

28. Net Profit (Loss)	(58,883)	(264,361)	(90,617)	(413,860)

This form _X__ does ___ does not have related footnotes on Footnotes Supplement.

Case 09-35582-bjh11     Doc 482     Filed 04/12/11     Entered 04/12/11 14:47:46     Desc
Main Document     Page 5 of 13

CASE NAME: Guaranty Financial Group Inc.	SUPPLEMENT TO

CASE NUMBER: 09-35582	ACCRUAL BASIS — 2

INCOME STATEMENT

	MONTH	MONTH	MONTH	QUARTER
OPERATING EXPENSES	Jan-11	Feb-11	Mar-11	TOTAL
A.
B.
C.
D.
E.
F.
G.
H.
I.
J.
K.

TOTAL OTHER OPERATING EXPENSES — LINE 13

OTHER INCOME & EXPENSES
A. Interest Income	259	763	0	1,022
B. Refund — Michigan State Taxes
C.
D.

TOTAL NON-OPERATING INCOME — LINE 16	259	763	0	1,022

A.
B.
C.
D.

TOTAL NON-OPERATING EXPENSE — LINE 17

REORGANIZATION EXPENSES
A.
B.
C.
D.
E.

TOTAL OTHER REORGANIZATION EXPENSES — LINE 25

Case 09-35582-bjh11     Doc 482     Filed 04/12/11     Entered 04/12/11 14:47:46     Desc
Main Document     Page 6 of 13

CASE NAME: Guaranty Financial Group Inc.	ACCRUAL BASIS — 3

CASE NUMBER: 09-35582

	MONTH	MONTH	MONTH	QUARTER
CASH RECEIPTS AND DISBURSEMENTS	Jan-11	Feb-11	Mar-11	TOTAL
1. Cash — Beginning Of Month	11,007,140	10,987,306	10,960,768	11,007,140

RECEIPTS FROM OPERATIONS
2. Cash Sales

COLLECTION OF ACCOUNTS RECEIVABLE
3. Pre Petition
4. Post Petition
5. Total Operating Receipts

NON-OPERATING RECEIPTS
6. Loans & Advances (Attach List)
7. Sale of Assets
8. Other (Attach List)	259	763	0	1,022
9. Total Non-Operating Receipts	259	763	0	1,022

10. Total Receipts	259	763	0	1,022

11. Total Cash Available	11,007,399	10,988,069	10,960,768	11,008,162

OPERATING DISBURSEMENTS
12. Net Payroll
13. Payroll Taxes Paid
14. Sales, Use & Other Taxes Paid		25,506	2,592	28,098
15. Secured / Rental / Leases
16. Utilities
17. Insurance
18. Inventory Purchases
19. Vehicle Expenses
20. Travel
21. Entertainment
22. Repairs & Maintenance
23. Supplies
24. Advertising
25. Other (Attach List)	15,217	1,795	33,455	50,467
26. Total Operating Disbursements	15,217	27,301	36,047	78,565

REORGANIZATION DISBURSEMENTS
27. Professional Fees
28. U.S. Trustee Fees	4,875			4,875
29. Other (Attach List)
30. Total Reorganization Expenses	4,875			4,875

31. Total Disbursements	20,092	27,301	36,047	83,440

32. Net Cash Flow	(19,833)	(26,538)	(36,047)	(82,418)
33. Cash — End of Month	10,987,306	10,960,768	10,924,722	10,924,722
This form _X__ does ___ does not have related footnotes on Footnotes Supplement.

Case 09-35582-bjh11     Doc 482     Filed 04/12/11     Entered 04/12/11 14:47:46     Desc
Main Document     Page 7 of 13

CASE NAME: Guaranty Financial Group Inc.	SUPPLEMENT TO

CASE NUMBER: 09-35582	ACCRUAL BASIS — 3

CASH RECEIPTS AND DISBURSEMENTS

	MONTH	MONTH	MONTH	QUARTER
NON-OPERATING RECEIPTS	Jan-11	Feb-11	Mar-11	TOTAL
A.
B.
C.
D.
E.

TOTAL LOANS & ADVANCES — LINE 6

A. Interest	259	763	0	1,022
B. Refund — Michigan State Taxes
C. Refund — US Income Taxes
D. Refund — Insurance Premiums
E.

TOTAL OTHER NON-OPERATING RECEIPTS — LINE 8	259	763	0	1,022

OPERATING DISBURSEMENTS
A. Bowne	3,491	1,435	1,419	6,346
B. Litigation Solution	6,246			6,246
C. Computershare	5,121		6,846	11,966
D. Temple Inland	360	360		720
E. Corporation Service Company			1,879	1,879
F. Elite Document Technology			13,241	13,241
G. RR Donnelley Financial			1,434	1,434
H. Miller Advertising			8,636	8,636

TOTAL OTHER OPERATING DISBURSEMENTS — LINE 25	15,217	1,795	33,455	50,467

REORGANIZATION DISBURSEMENTS
A.
B.
C.
D.
E.

TOTAL OTHER REORGANIZATION DISBURSEMENTS — LINE 29

Case 09-35582-bjh11     Doc 482     Filed 04/12/11     Entered 04/12/11 14:47:46     Desc
Main Document     Page 8 of 13

CASE NAME: Guaranty Financial Group Inc.	ACCRUAL BASIS — 4

CASE NUMBER: 09-35582	(SEE GENERAL FOOTNOTE)

	SCHEDULED	MONTH	MONTH	MONTH
ACCOUNTS RECEIVABLE AGING	AMOUNT	Jan-11	Feb-11	Mar-11
1. 0 - 30
2. 31 - 60
3. 61 - 90

4. 91 +

5. Total Accounts Receivable
6. (Amount Considered Uncollectible)
7. Accounts Receivable (Net)

MONTH: March-11
AGING OF POST PETITION TAXES AND PAYABLES

	0 - 30	31 - 60	61 - 90	91 +
TAXES PAYABLE	DAYS	DAYS	DAYS	DAYS	TOTAL
1. Federal
2. State
3. Local
4. Other (Attach List)

5. Total Taxes Payable

6. Accounts Payable

MONTH: March-11

STATUS OF POST PETITION TAXES

	BEGINNING TAX	AMOUNT WITHHELD		ENDING TAX
FEDERAL	LIABILITY *	AND/OR ACCRUED	(AMOUNT PAID)	LIABILITY
1. Withholding **
2. FICA — Employee **
3. FICA — Employer **
4. Unemployment
5. Other — Misc Adj
6. Other — Earned Income Credit

7. Total Federal Taxes	—	—	—	—

STATE AND LOCAL
8. Withholding
9. Sales
10. Excise
11. Unemployment
12. Real Property
13. Personal Property

14. Other (Attach List)	—

15. Total State And Local	—
16. Total Taxes	—

*	The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

**	Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.
This form ___ does _X__ does not have related footnotes on Footnotes Supplement.

Case 09-35582-bjh11      Doc 482      Filed 04/12/11       Entered 04/12/11 14:47:46      Desc
Main Document       Page 9 of 13

CASE NAME: Guaranty Financial Group Inc.	ACCRUAL BASIS — 5

CASE NUMBER: 09-35582
The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

MONTH: March-11

BANK RECONCILIATIONS	Account # 1	Account # 2	Account # 3	Other Accounts
A. BANK:	Bank of America	Bank of America	Bank of America	(Attach List)
B. ACCOUNT NUMBER:	4429005271	4429005268	4429005284		TOTAL
C. PURPOSE (TYPE):	Operating	GFG Shareholder Svcs-MMKT	GFG GB Cash (Stanford Realty) MMKT
1. Balance Per Bank Statement	—	455,502	1,796,032	8,673,187	10,924,722

2. Add: Total Deposits Not Credited
3. Subtract: Outstanding Checks
4. Other Reconciling Items
5. Month End Balance Per Books	—	455,502	1,796,032	8,673,187	10,924,722

6. Number of Last Check Written	3080	N/A	N/A

INVESTMENT ACCOUNTS

	DATE OF	TYPE OF	PURCHASE	CURRENT
BANK, ACCOUNT NAME & NUMBER	PURCHASE	INSTRUMENT	PRICE	VALUE
7.
8.
9.
10. (Attach List)

11. Total Investments

CASH

12. Currency On Hand

13. Total Cash — End of Month				10,924,722

This form ___ does _X__ does not have related footnotes on Footnotes Supplement.

Case 09-35582-bjh11      Doc 482      Filed 04/12/11      Entered 04/12/11 14:47:46      Desc
Main Document      Page 10 of 13

CASE NAME: Guaranty Financial Group Inc.	SUPPLEMENT TO

CASE NUMBER: 09-35582	ACCRUAL BASIS — 5

MONTH: March-11

BANK RECONCILIATIONS
A. BANK:	Bank of America	Bank of America	Bank of America		TOTAL OTHER BANK ACCOUNTS
B. ACCOUNT NUMBER:	4429005297	4429005307	4429005501
C. PURPOSE (TYPE):	GFG WCMA Treasury Fund	GFG Operating MMKT	GFG Reserve MMKT
1. Balance Per Bank Statement	24,410	7,427,897	1,220,880		8,673,187
2. Add: Total Deposits Not Credited
3. Subtract: Outstanding Checks
4. Other Reconciling Items
5. Month End Balance Per Books	24,410	7,427,897	1,220,880		8,673,187

6. Number of Last Check Written	N/A	N/A	N/A

INVESTMENT ACCOUNTS

	DATE OF	TYPE OF		PURCHASE	CURRENT
BANK, ACCOUNT NAME & NUMBER	PURCHASE	INSTRUMENT		PRICE	VALUE
A.
B.
C.
D.

E. Total Investments

Case 09-35582-bjh11      Doc 482      Filed 04/12/11      Entered 04/12/11      14:47:46      Desc
Main Document      Page 11 of 13

CASE NAME: Guaranty Financial Group Inc.	ACCRUAL BASIS — 6

CASE NUMBER: 09-35582

MONTH: March-11

PAYMENTS TO INSIDERS AND PROFESSIONALS
Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31) (A) — (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.
INSIDERS

	TYPE OF	AMOUNT	TOTAL PAID
NAME	PAYMENT	PAID	TO DATE
1.
2.
3.
4.
5.
6.
7.
8. (Attach List)
9. Total Payments To Insiders
PROFESSIONALS

	DATE OF COURT
	ORDER				TOTAL
	AUTHORIZING	AMOUNT	AMOUNT	TOTAL PAID	INCURRED &
NAME	PAYMENT	APPROVED	PAID	TO DATE	UNPAID *
1. Lain, Faulkner & Co.	12/29/09			179,144	109,800

2. Haynes & Boone	12/29/09			507,800	411,665
3. Pope Shamsie & Dooley	08/13/10		80,000	245,000
4.
5. (Attach List)

6. Total Payments To Professionals			80,000	931,944	521,465

*	Include all fees incurred, both approved and unapproved
POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

	SCHEDULED	AMOUNTS	TOTAL
	MONTHLY	PAID	UNPAID
	PAYMENTS	DURING	POST
NAME OF CREDITOR	DUE	MONTH	PETITION
1.	$—
2.
3.
5. (Attach List)

6. TOTAL		$—	$—

This form __X_ does ___ does not have related footnotes on Footnotes Supplement.

Case 09-35582-bjh11      Doc 482      Filed 04/12/11      Entered 04/12/11      14:47:46      Desc
Main Document      Page 12 of 13

CASE NAME: Guaranty Financial Group Inc.	ACCRUAL BASIS - 7

CASE NUMBER: 09-35582

MONTH: March-11

QUESTIONNAIRE

	YES	NO
1. Have any Assets been sold or transferred outside the normal course of business this reporting period?		X
2. Have any funds been disbursed from any account other than a debtor in possession account?		X
3. Are any Post Petition Receivables (accounts, notes, or loans) due from related parties?		X
4. Have any payments been made on Pre Petition Liabilities this reporting period?		X
5. Have any Post Petition Loans been received by the debtor from any party?		X
6. Are any Post Petition Payroll Taxes past due?		X
7. Are any Post Petition State or Federal Income Taxes past due?		X
8. Are any Post Petition Real Estate Taxes past due?		X
9. Are any other Post Petition Taxes past due?		X
10. Are any amounts owed to Post Petition creditors delinquent?		X
11. Have any Pre Petition Taxes been paid during the reporting period?		X
12. Are any wage payments past due?		X
If the answer to any of the above questions is “Yes”, provide a detailed explanation of each item. Attach additional sheets if necessary.
INSURANCE

	YES	NO
1. Are Worker’s Compensation, General Liability and other necessary insurance coverages in effect?	See Below
2. Are all premium payments paid current?	See Below
3. Please itemize policies below.
If the answer to any of the above questions is “No”, or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.
INSTALLMENT PAYMENTS

PAYMENT AMOUNT
TYPE OF POLICY	CARRIER	PERIOD COVERED	& FREQUENCY
General Liability	Burlington Insurance Co.	7/1/10 — 7/1/11	Paid in Full
General Liability-Mortgagee in Possession	Lexington Insurance Co.	10/27/08 — 10/27/11	Paid in Full
This form ___ does _X__ does not have related footnotes on Footnotes Supplement.

Case 09-35582-bjh11      Doc 482      Filed 04/12/11      Entered 04/12/11 14:47:46      Desc
Main Document      Page 13 of 13

CASE NAME: Guaranty Financial Group Inc.	FOOTNOTES

CASE NUMBER: 09-35582	ACCRUAL BASIS

MONTH: March-11

ACCRUAL BASIS	LINE
FORM NUMBER	NUMBER	FOOTNOTE / EXPLANATION
General		The Office of Thrift Supervision appointed the FDIC as receiver for Guaranty Bank, an indirect subsidiary of the Debtor on August 21, 2009. The Debtor subsequently filed its petition with the U.S. Bankruptcy Court on August 27, 2009.

General		Effective February 1, 2011, all Bank of America Money Market Saving accounts over $250,000 were converted to Non-Interest Bearing accounts. This policy change was approved by the U.S. Trustee’s Office. During the month of February the final interest received was posted.

Accrual 1	1	Pursuant to the Order Implementing the Requirements of Section 345(B) of the Bankruptcy Code and the Region VI, Northern District of Texas, Guidelines for Chapter 11 Debtors-In-Possession filed on September 3, 2009, the Debtor’s transferred cash to its debtor-in-possession bank accounts.

Accrual 1	2	The Debtors and the FDIC contemplate that during the administration of this Chapter 11 case, certain assets, refunds and other recoveries, including, for example, tax refunds, insurance premium refunds and insurance recoveries (the “Reserve Funds”), will be paid to either the Debtors or the FDIC as receiver of Guaranty Bank. The Debtors and the FDIC may dispute the ownership of the Reserve Funds. They have agreed that the Reserve Funds will be deposited into a separate and segregated account at Bank of America. This amount represents the Reserve Funds plus accrued interest received through the filing of this report.

Accrual 1	8, 32	Since the tax returns are filed on a consolidated basis, any refunds received should be allocated among the consolidating entities. The amount of the allocations are unknown at this time. During November 2010 an additional refund from the IRS in the amount of $410,000 was recorded based upon a carryback claim bringing the total requested refund to $1,290,141. During the month of December, $414,074 of this amount was received, in addition, a refund from the State of California for Franchise / Income Taxes for 2008 in the amount of $2,231,664 was recorded based upon the 2008 return.

Accrual 1	7, 32	The payments listed on Item 9 “Payments Related to Debt Counseling or Bankruptcy” of the

Accrual 6		Debtor’s Statement of Financial Affairs include a residual retainer balance of $14,000 for Haynes & Boone. The retainer balance is disclosed in Haynes and Boone’s First Interim Fee Application that was filed in December 2009.